  EX-99.77O RULE 10F-3

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:            TA IDEX BlackRock Global Allocation                                                                           Security Description:_KBW, Inc._______________

Issuer:                       _____________________________                                                                                     Offering Type: _US Registered_____________________
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

11/8/06 11/8/06 $21 $21 more than 3 Firm 7% $6,300 $142,800,000 $3,150,000 Keefe, Bruyette & Woods _________

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes _____

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

BlackRock Investment Management, LLC.
       Sub-Adviser

*
Not applicable to munis.  In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.  Circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Members of Syndicate:
Keefe, Bruyette & Woods, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Banc of America Securities LLC
Fox-Pitt, Kelton Incorporated
JMP Securities LLC
Thomas Weisel Partners LLC
BNY Capital Markets, Inc.
FTN Midwest Securities Corp.
Morgan Keegan & Company, Inc.

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:           TA IDEX BlackRock Global Allocation                                                                           Security Description:_Spirit AeroSystems Holdings, Inc.

Issuer:                       _____________________________                                                                                     Offering Type: _US Registered_____________________
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

11/20/06 11/20/06 $26 $26 more than 3 Firm 5% $98,800 $1,432,166,684 $32,500,000 Morgan Stanley N/A

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes N/A

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

BlackRock Investment Management, LLC.
       Sub-Adviser

*
Not applicable to munis.  In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.  Circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Members of Syndicate:
Credit Suisse Securities (USA) LLC
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Banc of America Securities LLC.
Citigroup Global Markets Inc.
Cowen and Company, LLC
Deutsche Bank Securities Inc.
Griffiths McBurney Corp. as Agent Affiliate of GMP Securities L.P.
Jefferies & Company, Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
RBC Capital Markets Corporation
Scotia Capital (USA) Inc.
UBS Securities LLC
Westwind Partners (USA) Inc.

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:            TA IDEX BlackRock Global Allocation Fund                                                                                     Security Description: Foreign Common Stock

Issuer:                       Gafisa, S.A.                                                                Offering Type: Eligible Foreign
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

3/15/07 3/15/07 R$26.00 R$26.00 10 Firm 2.77% R$83,200 39,676,600 R$5,798,000 Citigroup Yes

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

___________________________________
       Sub-Adviser

*
Not applicable to munis.  In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.  Circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:           AEGON TA/IDEX  Mid Cap Value Fund

Security Description: Istar Financial Inc. (SFI) Secondary CUSIP# 45031U10

Issuer:  Istar Financial Inc

Offering Type: US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

11-9-06 11-9-06 44.50 44.50 more than 3 Firm 1.67 4,450 489,500,000 35,417,550 McDonald & Company Securities Yes _________

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A _____ N/A _____ _____ _____ _____ N/A N/A _____ _____ _____

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

___________________________________
Donna Nascimento, Vice President
JP Morgan Investment Management, Inc.

*
Not applicable to munis.  In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.  Circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:           AEGON TA/IDEX  Mid Cap Value Fund

Security Description: Istar Financial Inc. (SFI) Secondary CUSIP# 45031U10

Issuer:  Istar Financial Inc

Offering Type: US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

11-9-06 11-9-06 44.50 44.50 more than 3 Firm 1.67 765,400 489,500,000 35,417,550 Lehman Brothers Inc. Yes _________

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A _____ N/A _____ _____ _____ _____ N/A N/A _____ _____ _____

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

___________________________________
Donna Nascimento, Vice President
JP Morgan Investment Management, Inc.

*
Not applicable to munis.  In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.  Circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:           Aegon TA/IDEX  Mid Cap Value Fund                                                                                     Security: Burger King Holdings, Inc.

Issuer:                       Burger King Holdings, Inc. (CUSIP # 12120820)                                                                           Offering Type: US  Registered

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

2-22-07 2-22-07 $22.00 $22.00 More than 3 Firm $0.94 $783,200 $462,000,000 $44,000,000 Goldman Sachs and Company Yes

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A _____ N/A _____ _____ _____ _____ N/A N/A _____ _____ _____

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

__________________________________
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

Not applicable to munis.  In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.  Circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:            TA IDEX Van Kampen Small Company Growth                                                                                     Security Description: Common Stock

Issuer:                       Fortress Investment Group                                                      Offering Type: US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

02/08/2007 02/08/2007 $18.50 $18.50 3+ Firm $1.11 $121,471 $634,291,000 $13,875,000 Lehman Brothers YES

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A YES N/A YES YES YES YES N/A N/A YES YES YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

___________________________________
     Dennis Lynch

*
Not applicable to munis.  In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.  Circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Schedule A

Schedule A
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:            TA IDEX Van Kampen Mid Cap  Growth                                                                           Security Description: Common Stock

Issuer:                       Fortress Investment Group                                                      Offering Type: US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

02/08/2007 02/08/2007 $18.50 $18.50 3+ Firm $1.11 $52,836 $634,291,000 $13,875,000 Lehman Brothers YES

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”
N/A YES N/A YES YES YES YES N/A N/A YES YES YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

___________________________________
      Dennis Lynch

*
Not applicable to munis.  In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.  Circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

****           The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.